Exhibit 99.1
The unaudited pro forma consolidated balance sheet of Hypercom Corporation (the “Company”) as of March 31, 2006 gives effect to the disposition of substantially all of the assets of the Company’s UK Lease Business at net book value as if the sale had occurred on March 31, 2006. The unaudited pro forma consolidated statements of operations for the three months ended March 31, 2006 and the year ended December 31, 2005, give effect of the disposition as if it had occurred on January 1, 2005.
The unaudited pro forma consolidated financial information has been prepared and should be read in conjunction with the historical consolidated financial statements and related notes thereto and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and the Company’s Quarterly Report on Form 10-Q as of March 31, 2006, filed with the Securities and Exchange Commission (“SEC”).
Unaudited pro forma consolidated financial information is presented for illustrative purposes only and is not necessarily indicative of the results that actually would have been realized had the assets been sold during these periods. Additionally, the future consolidated financial position and results of operations will differ, perhaps significantly, from the pro forma amounts reflected herein because of a variety of factors, including access to additional information and changes in values not currently identified due to post-closing adjustments and reconciliations, which could result in adjustment to, among other items, the ultimate gain in connection with the sale of assets and accrued expenses associated with the sale transaction.
To the extent that this pro forma financial information is forward looking, it is made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements reflect assumptions and involve a number of risks and uncertainties, which may be beyond the Company’s control, including the “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and the Company’s other filings with the SEC.

HYPERCOM CORPORATION
CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2006
(Unaudited)

		Pro Forma
(Amounts in thousands, except share data)	Historical	Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$46,911	$12,250	(1)	$59,161
Short-term investments	61,107			61,107
Accounts receivable, net of allowance for doubtful accounts of $2,798	46,240			46,240
Inventories	39,139			39,139
Prepaid expenses and other current assets	6,159			6,159
Deferred tax assets, net	598			598
Assets of discontinued operations held for sale	10,153	(10,153	) (2)	—

Total current assets	210,307	2,097		212,404

Property, plant and equipment, net	28,237			28,237
Intangible assets, net	3,129			3,129
Other long-term assets	4,193			4,193

Total assets	$245,866	$2,097		$247,963

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$19,715			$19,715
Accrued payroll and related expenses	8,054			8,054
Accrued sales and other taxes	8,959			8,959
Product warrany liabilities	4,301			4,301
Accrued liabilities	7,962	60	(3)	8,022
Deferred revenue	2,390			2,390
Income taxes payable	2,410			2,410
Current portion of long-term debt	8,261			8,261
Liabilities of discontinued operations	—	497	(3)	497

Total current liabilities	62,052	557		62,609

Long-term debt	18			18
Deferred tax liabilities, net	785			785
Other long-term liabilities	5,840			5,840

Total liabilities	68,695	557		69,252

Stockholders’ equity:
Common stock, $.001 par value; 100,000,000 shares authorized; 53,673,349 shares outstanding	55			55
Additional paid-in capital	239,992			239,992
Accumulated deficit	(50,196)	1,540	(4)	(48,656)
Treasury stock (at cost), 1,900,720 shares	(12,680)			(12,680)

Total stockholders’ equity	177,171	1,540		178,711

Total liabilities and stockholders’ equity	$245,866	$2,097		$247,963

(1)	Records the proceeds of $12.25 million related to the sale of the UK Lease Business. The Company did not have any borrowings outstanding on its revolving line of credit as of March 31, 2006. Additionally, the Company’s long-term debt consists primarily of a mortgage note payable that was repaid in April 2006. As such, no proceeds from the sale were assumed to have been used to pay down any debt. The actual proceeds from the sale may differ from the pro forma adjustment amount of $12.25 million based on changes in the UK Lease Business assets at March 31, 2006 and the actual effective date of the sale transaction of June 27, 2006.

(2)	Eliminates the assets of the UK Lease Business transferred in the sale transaction.

(3)	Represents accrued transaction expenses which include severance and professional fees of $0.5 million classified as liabilities of the discontinued operations and $0.1 million of other related liabilities of the Company. The sale agreement also includes various covenants and indemnifications which could result in additional liabilities to the Company if certain events occur or fail to occur subsequent to the closing. Such events were not deemed probable or reasonably estimable at the time of closing, and accordingly no liabilities have been recorded for the various covenants and indemnifications.

(4)	Records the gain on sale assuming the sale was effective March 31, 2006, net of $0.6 million of accrued transaction expenses. The actual gain, net of transaction expenses, may differ based on the change of balances of assets sold between March 31, 2006 and actual effective date of the sale transaction of June 27, 2006.

HYPERCOM CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2006
(Unaudited)

		Pro Forma
(Amounts in thousands, except share data)	Historical	Adjustments		Pro Forma
Net revenue:
Product and other	$51,041			$51,041
Services	9,928			9,928

Total net revenue	60,969	—		60,969

Costs of revenue:
Product and other	30,329			30,329
Services	7,121			7,121

Total costs of revenue	37,450	—		37,450

Gross profit	23,519	—		23,519

Operating expenses:
Research and development	5,994			5,994
Selling, general and administrative	14,615			14,615

Total operating expenses	20,609	—		20,609

Income (loss) from continuing operations	2,910	—		2,910
Interest income	947	153	(2)	1,100
Interest expense	(169)			(169)
Foreign currency loss	(224)			(224)
Other expense	(16)			(16)

Income (loss) before income taxes and discontinued operations	3,448	153		3,601
Provision for income taxes	(659)	—	(3)	(659)

Income (loss) before discontinued operations	2,789	153		2,942
Income from discontinued operations	349	(349	) (1)	—

Net income (loss )	$3,138	$(196)		$2,942

Basic income per share:
Income before discontinued operations	$0.05	$0.01		$0.06
Income from discontinued operations	0.01	(0.01)		—

Basic and diluted income per share	$0.06	$—		$0.06

Diluted income per share:
Income before discontinued operations	$0.05	$—		$0.05
Income from discontinued operations	0.01	(0.01)		—

Basic and diluted income per share	$0.06	$(0.01)		$0.05

Basic weighted average common shares	52,804,000	52,804,000		52,804,000

Diluted weighted average common shares	53,730,873	53,730,873		53,730,873

(1)	Eliminates the historical results of the UK Lease Business for the three months ended March 31, 2006, assuming the sale transaction occurred on January 1, 2005. The actual net gain on the sale will be recorded in the 2006 second quarter and is not reflected in this pro forma schedule.

(2)	Represents the estimated interest income earned on the investment of the cash proceeds of $12.25 million into an interest bearing account.

(3)	There was no adjustment necessary to reflect the sale of the UK Lease business or the interest earned on the cash proceeds received since the Company’s historical provision for income taxes is derived solely from profitable foreign operations unrelated to the Company’s U.S. based operations (see Note 14 to the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 regarding a full valuation allowance recorded for deferred tax assets, principally due to continued U.S. derived losses).

HYPERCOM CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

		Pro Forma
(Amounts in thousands, except share data)	Historical	Adjustments		Pro Forma
Net revenue:
Product and other	$210,963			$210,963
Services	34,260			34,260

Total net revenue	245,223	—		245,223

Costs of revenue:
Product and other	144,649			144,649
Services	27,442			27,442

Total costs of revenue	172,091	—		172,091

Gross profit	73,132	—		73,132

Operating expenses:
Research and development	27,555			27,555
Selling, general and administrative	72,649			72,649

Total operating expenses	100,204	—		100,204

Loss from continuing operations	(27,072)	—		(27,072)
Interest income	2,679	613	(2)	3,292
Interest expense	(787)			(787)
Foreign currency loss	(1,297)			(1,297)
Other expense	(240)			(240)

Loss before income taxes and discontinued operations	(26,717)	613		(26,105)
Provision for income taxes	(3,526)	—	(3)	(3,526)

Loss before discontinued operations	(30,243)	613		(29,631)
Loss from discontinued operations	(3,123)	3,522	(1)	399

Net income loss	$(33,366)	$4,135		$(29,232)

Basic and diluted loss per share:
Loss before discontinued operations	$(0.58)	$0.01		$(0.57)
Income (loss) from discontinued operations	(0.06)	0.07		0.01

Basic and diluted loss per share	$(0.64)	$0.08		$(0.56)

Basic and diluted weighted average common shares	52,395,001	52,395,001		52,395,001

(1)	Eliminates the historical results of the UK Lease Business for the year ended December 31, 2005, assuming the sale transaction occurred on January 1, 2005. The 2005 historical results include a $6.6 million loss on asset impairment recorded in December 2005 partially offset by operating income of $3.1 million for the year ended December 31, 2005. The actual net gain on the sale will be recorded in the 2006 second quarter and is not reflected in this pro forma schedule.

(2)	Represents the estimated interest income earned on the investment of the cash proceeds of $12.25 million into an interest bearing account.

(3)	There was no adjustment necessary to reflect the sale of the UK Lease business or the interest earned on the cash proceeds received since the Company’s historical provision for income taxes is derived solely from profitable foreign operations unrelated to the Company’s U.S. based operations (see Note 14 to the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 regarding a full valuation allowance recorded for deferred tax assets, principally due to continued U.S. derived losses).